UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K/A
                         Amendment No. 1
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 25, 2000









                   LOCKWAVE TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)







Nevada                000-24595                   88-0343832
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

47 Mall Drive, Suite 5, Commack, NY 11725
(Address of principal executive offices)

Registrant's telephone number, including area code (631) 864-1515



ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

On September 25, 2000, Registrant's newly formed wholly-owned subsidiary, AMOL Inc., a Delaware corporation ("AMOL"), entered into an Agreement and Plan of Merger (the "Agreement") with Lockwave, Inc., a Delaware corporation ("Lockwave") and the owner of all of the outstanding capital stock of Lockwave, Imojo, Inc., a Delaware corporation (the "Shareholder"). The Agreement was amended on January 24, 2001.

Prior to the consummation of the transactions contemplated by the Agreement, the Company had 50,000,000 authorized shares of common stock, $.001 par value per share, of which 13,945,000 were issued and outstanding. Pursuant to the Agreement as amended, for merger consideration the Company: (i) issued 19,500,000 shares of its Common Stock to Shareholder in exchange for 1,000 shares of Lockwave's common stock (and 100%), $.01 par value per share; and (ii) agreed to pay $2,000,000 in cash to Shareholder pursuant to a payment schedule set forth in the Amendment to the Agreement attached at Exhibit 2.2 hereto. Further, as a condition of closing, certain shareholders of the Company transferred their share ownership to Imojo Inc. for a total amount of 3,625,000 shares. The foregoing caused a change in the control of the Company.

On January 24, 2001, Gregory Corcoran resigned as the sole director and officer of the Company and Paul S. Steo was elected as the sole officer of the Company and to fill the vacancy on the Board of Directors. Thomas Massaro was also elected to serve as a director of the Company.

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the date of this filing by: (i) the Company's sole executive officer and its directors (ii) each person known to the Company who beneficially owns more than five percent (5%) of the Company's Common Stock; and (iv) the Company's sole officer and its directors as a group. All share ownership listed in the table is direct, unless otherwise indicated.
                                    Amount of       Percent
Name and Address of Beneficial     Shares Owned     of Class
Owner

Paul S. Steo (1)                        0              0%
47 Mall Drive
Commack, New York 11725

Thomas Massaro (1)                      0              0%
47 Mall Drive
Commack, New York 11725

Imojo Inc.                          24,125,000       64.7%
47 Mall Drive
Commack, New York 11725

Officers and Directors as a             0              0%
Group (2 persons)

(1) Neither Paul S. Steo nor Thomas Massaro have any equity ownership in Imojo Inc.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

     a)   Financial Statements of Lockwave, Inc.
                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)


                            CONTENTS

                                                                  Page
                                                             ---------
ANNUAL AUDITED FINANCIAL STATEMENTS - October 12, 1999
  (Inception) to March 31, 2000

Independent Auditors' Report                                       F-1
Balance Sheet                                                      F-2
Statement of Operations                                            F-3
Statement of Changes in Stockholder's Equity                       F-4
Statement of Cash Flows                                            F-5
Notes To Financial Statements                               F-6 to F-8


INTERIM FINANCIAL STATEMENTS (UNAUDITED) Nine Months Ended
  December 31, 2000

Balance Sheet                                                      F-9
Statements of Operations                                          F-10
Statements of Changes in Stockholder's Equity                     F-11
Statements of Cash Flows                                          F-12
Notes To Financial Statements                             F-13 to F-16


INTERIM FINANCIAL STATEMENTS - October 12, 1999
   (Inception) to December 31, 1999

Independent Auditors' Report                                      F-17
Balance Sheet                                                     F-18
Statement of Operations                                           F-19
Statement of Changes in Stockholder's Equity                      F-20
Statement of Cash Flows                                           F-21
Notes To Financial Statements                               F-22 to 24










                  INDEPENDENT AUDITORS' REPORT



To the Board of Directors of
Lockwave, Inc.

We have audited the accompanying balance sheet of Lockwave, Inc. (a development stage company) as of March 31, 2000, and the related statements of operations, changes in stockholder's equity and cash flows for the period from October 12, 1999 (inception) through March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lockwave, Inc. (a development stage company) as of March 31, 2000, and the results of its operations and its cash flows for the period October 12, 1999 (inception) through March 31, 2000 in conformity with generally accepted accounting principles.


                                        /s/ Marcum & Kliegman llp


March 20, 2001
Woodbury, New York

                                                              F-1

                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                          BALANCE SHEET

                         March 31, 2000


                             ASSETS


CURRENT ASSETS
  Cash                                                                $4,169
                                                                     -------

TOTAL ASSETS                                                          $4,169
                                                                     =======

                    LIABILITIES AND STOCKHOLDER'S EQUITY


LIABILITIES                                                              $--


STOCKHOLDER'S EQUITY
  Common stock, $.01 par value, 10,000 shares
    authorized 1,000 issued and outstanding                 $10
  Additional paid-in capital                             98,260
  Deficit accumulated during the development stage     (94,101)
                                                       --------

TOTAL STOCKHOLDER'S EQUITY                                             4,169
                                                                     -------
TOTAL LIABILITIES AND STOCKHOLDER'S
  EQUITY                                                              $4,169
                                                                     =======

   The accompanying notes are an integral part of these financial statements.

                                                              F-2
                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                     STATEMENT OF OPERATIONS

    For the Period October 12, 1999 (Inception) through March 31,
                                                             2000



OPERATING REVENUE                                          $     --
-----------------

OPERATING EXPENSES
------------------
  Product and website development costs        $ 69,861
  General and administrative expenses            24,240
                                               --------

TOTAL OPERATING EXPENSE                                       94,101
                                                            --------

NET LOSS                                                   $(94,101)
                                                            ========

   The accompanying notes are an integral part of these financial statements.

                                                              F-3
                                    LOCKWAVE, INC.
                     (A Development Stage Company)

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

       For the Period October 12, 1999 (Inception)
                            through March 31, 2000



                                                                                  Deficit
                                         Common Stock                           Accumulated
                                                    Amount       Additional      During the         Total
                                                  Par Value        Paid-In      Development
                                    Shares          $0.01          Capital         Stage

BALANCE-October 12, 1999                   --             $ --      $      --          $    --         $   --
 (Inception)

Issuance of founders stock              1,000               10             --               --             10

Capital contribution by parent             --               --        98,260                --         98,260

Net loss                                   --              --             --          (94,101)       (94,101)
                                      -------         -------         -------       ----------       --------
BALANCE - March 31, 2000                1,000              $10        $98,260        $(94,101)        $ 4,169
                                      =======          =======        =======        =========       ========

    The accompanying notes are an integral part of
                       these financial statements.

                                               F-4
                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                     STATEMENT OF CASH FLOWS

  For the Period October 12, 1999 (Inception) through March 31,
                              2000

CASH FLOWS FROM OPERATING ACTIVITIES
 Net loss                                                         $(94,101)
  Adjustments to reconcile net loss to net
   cash from operating activities:
     Expense paid by (and allocated from) Parent                     94,101
                                                                   --------

NET CASH FROM OPERATING ACTIVITIES                                       --


CASH FLOWS FROM FINANCING ACTIVITIES
 Capital contributions by Parent                       $4,159
 Issuance of common stock                                  10
                                                     --------

NET CASH PROVIDED BY FINANCING                                        4,169
 ACTIVITIES
                                                                   --------

NET INCREASE IN CASH                                                  4,169


CASH - Beginning                                                         --
                                                                   --------

CASH - Ending                                                        $4,169
                                                                   ========

SUPPLEMENTAL DISCLOSURE OF NON CASH ACTIVITIES
----------------------------------------------

 Non cash financing activities:

   The expenses paid by (allocated from) the Parent were recorded as a contribution of capital.

   The accompanying notes are an integral part of these financial statements.

                                                              F-5
                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                                    NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies

   Nature of Business
   Lockwave, Inc. ("Lockwave" or the "Company") was incorporated on October 12, 1999 in the state of Delaware as a wholly-owned subsidiary of IMOJO, Inc. ("IMOJO" or the "Parent). The Company was formed to provide internet services, offering secure virtual storage and a dynamic MP3 player through one consolidated web-based application and is headquartered in Commack, New York.

   Nature of Operations
   The Company is currently a development-stage company under the provisions of the Financial Accounting Standards Board, Statement of Financial Accounting Standards ("SFAS") No.7. As a development stage company, the Company's efforts through March 31, 2000 are principally devoted to organization activities, raising capital and product research and development efforts. Management anticipates incurring substantial additional losses as it pursues its product research and development efforts. These losses have been funded by the Parent and are expected to be funded by the Parent through at least March 31, 2001.

   Fiscal Year-End Change
   The  Company changed its year-end from December 31st to  March
   31st  to  conform  to that of Audiomonster Online,  Inc.  (see
   Note 4). The Company has restated its previously issued financial statements using a March 31st year-end.

   Income Taxes
   Income taxes are provided for based on the liability method of accounting pursuant to SFAS No.109, "Accounting for Income Taxes". Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

   Product and Website Development Costs
   Product and website development costs consist principally of payroll and related expenses for development, editorial, systems personnel and consultants. Product development costs are generally expensed as incurred.

   The Company follows the provisions of Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which requires the capitalization of costs incurred in connection with developing or obtaining software for internal use. The useful life of website development costs is less than one year and accordingly, these costs are expensed as incurred and are included in "Product and website development costs" in the accompanying financial statements.

                                                              F-6
                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                                    NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies, continued

   Start-Up and Organization Costs
   The Company accounts for start-up costs in accordance with Statement of Position 98-5, "Reporting on the Costs of Start-up Activities" ("SOP 98-5"), issued by the American Institute of Certified Public Accountants. SOP 98-5 requires the cost of start-up activities, including organization costs, to be expensed as incurred.

   Use of Estimates in the Financial Statements
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - Income Taxes

   The Company has not yet filed its income tax returns for the year ended March 31, 2000, but expects to file its income tax returns on a separate return basis (not consolidated with the Parent). Accordingly, the income tax information presented is that of Lockwave on a separate return basis.

   Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is required if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Management concluded a valuation allowance was appropriate at March 31, 2000

   The components of deferred tax assets and liabilities at March 31, 2000 consist of the following:

  Deferred tax assets:
    Net operating loss carryforwards                 $ 30,000
    Less: Valuation Allowance                        (30,000)
                                                    ---------
  Total deferred tax assets                         $      --
                                                    =========


   At  March  31,  2000,  the  Company  has  net  operating  loss
   carryforwards   calculated  on   a   stand-alone   basis,   of
   approximately $94,000 for income tax purposes which expire at various dates through 2020.

                                                              F-7
                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                                    NOTES TO FINANCIAL STATEMENTS


NOTE 3 -  Related Party Transactions

   Lockwave shares office facilities, administrative overhead as well as a product development team with the Parent and other wholly-owned subsidiaries of the Parent. Substantially all operating activity is paid by the Parent, initially recorded on the Parent's books and then allocated to the Parent's subsidiaries, including Lockwave. All direct costs are specifically identified and allocated to Lockwave, while all other costs are allocated to Lockwave based on a proportional cost allocation method. All of the amounts allocated to Lockwave have been recorded as contributed capital at March 31, 2000. Management believes that the cost allocations are reasonable and approximate the expenses that Lockwave would have incurred had it operated as a stand-alone entity.

   The Parent has allocated expenses for office facilities and administrative expenses, including, but not limited, to rent, utilities, office equipment, professional fees and administrative salaries and related benefits. For the period October 12, 1999 (inception) through March 31, 2000, these expenses amounted to $24,240.

   Additionally, the Parent allocated expenses for product and website development, including, but not limited to, programmer salaries (based on the amount of time specifically devoted to each project) and related benefits, website development costs and web hosting services. For the period October 12, 1999 (inception) through March 31, 2000, these expenses amounted to $69,861.


NOTE 4 - Subsequent Events

   On  September  25, 2000, as amended on January 24,  2001,  the
   Parent  and  Lockwave entered into an Agreement  and  Plan  of
   Merger  (the  "Agreement")  with  Audiomonster  Online,   Inc.
   ("Audiomonster"), which is a public shell.

   Under  the  terms  of the Agreement, 100% of  the  outstanding common stock of Lockwave was acquired by Audiomonster in exchange for 24,125,000 shares of common stock of
   Audiomonster issued to IMOJO, plus additional cash consideration. As a result, IMOJO owns approximately 65% of the outstanding shares of Audiomonster. This transaction was accounted for as a reverse merger whereby IMOJO was the acquirer of Audiomonster for accounting purposes. The historical financial statements of Audiomonster, prior to the January 24, 2001 transaction, will become those of Lockwave.

                                                              F-8
                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                          BALANCE SHEET
                                                      (UNAUDITED)

                        December 31, 2000


                             ASSETS


CASH                                                                      $--
                                                                      -------

TOTAL ASSETS                                                              $--
                                                                      =======


              LIABILITIES AND STOCKHOLDER'S EQUITY


LIABILITIES                                                          $     --


STOCKHOLDER'S EQUITY
  Common stock, $.01 par value, 10,000 shares
    authorized 1,000 issued and outstanding            $      10
  Additional paid-in capital                             227,680
  Deficit accumulated during the development stage
                                                       (227,690)
                                                       ---------

TOTAL STOCKHOLDER'S EQUITY                                                 --
                                                                     --------
TOTAL LIABILITIES AND STOCKHOLDER'S
 EQUITY                                                               $    --
                                                                     ========

                                          See accompanying notes.

                                                              F-9

LOCKWAVE, INC.
                                    (A Development Stage Company)

                    STATEMENTS OF OPERATIONS
                                                      (UNAUDITED)


                                           For the Nine     For the
                                           Months Ended     Period
                                           December 31,   October 12,
                                               2000          1999
                                                          (Inception)
                                                            Through
                                                           March 31,
                                                             2000

OPERATING REVENUE                            $      --        $     --
-----------------                            ---------        --------

OPERATING EXPENSES
------------------
  Product and website development costs         94,269         164,130
  General and administrative expenses           39,320          63,560
                                             ---------        --------

TOTAL OPERATING EXPENSE                        133,589         227,690
                                             ---------        --------

NET LOSS                                      $133,589        $227,690
                                             =========        ========


                                          See accompanying notes.

                                                             F-10


                                         LOCKWAVE, INC.
                          (A Development Stage Company)

                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                                            (UNAUDITED)

                                                                               Deficit
                                        Common Stock                         Accumulated
                                                  Amount       Additional     During the      Total
                                                Par Value       Paid-In      Development
                                    Shares        $0.01         Capital         Stage

BALANCE-October 12, 1999
(Inception)                               --           $ --        $     --       $     --     $     --

Issuance of common stock               1,000             10            (10)             --           --

Capital contributions                     --             --          98,270             --       98,270

Net loss                                  --             --              --       (94,101)     (94,101)
                                     -------        -------         -------      ---------    ---------
BALANCE-March 31, 2000                 1,000             10          98,260       (94,101)        4,169

Capital contributions                     --             --         129,420             --      129,420

Net loss                                  --            --               --      (133,589)    (133,589)
                                     -------        -------         -------      ---------    ---------
BALANCE - December 31, 2000            1,000            $10        $227,680     $(227,690)    $      --
                                     =======        =======         =======      =========    =========

                                See accompanying notes.

                                                   F-11
                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                    STATEMENTS OF CASH FLOWS
                                                      (UNAUDITED)

                                                  For the Nine   For the Period
                                                  Months Ended    October 12,
                                                  December 31,        1999
                                                      2000        (Inception)
                                                                    through
                                                                  December 31,
                                                                      2000

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                          $(133,589)       $(227,690)
  Adjustments to reconcile net loss to
   net cash used in operating activities:
    Expense paid by (allocated from) Parent            129,420          223,521
                                                     ---------         --------

NET CASH USED IN OPERATING ACTIVITIES                  (4,169)          (4,169)
                                                     ---------         --------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
  Capital contributions by parent                           --            4,159
  Issuance of common stock                                  --               10
                                                     ---------         --------

NET CASH PROVIDED BY FINANCING ACTIVITIES                   --            4,169
                                                     ---------         --------

NET DECREASE IN CASH                                   (4,169)               --


CASH - Beginning                                         4,169               --
                                                     ---------          -------

CASH - Ending                                         $     --          $    --
                                                     =========          =======

SUPPLEMENTAL DISCLOSURE OF NON CASH FINANCING ACTIVITIES:

 Non cash financing activities:
   The expenses paid by (allocated from) the Parent were recorded as a contribution of capital.

                                          See accompanying notes.
                                                             F-11
                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                        NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



NOTE 1 - Summary of Significant Accounting Policies

   Nature of Business
   Lockwave, Inc. ("Lockwave" or the "Company") was incorporated on October 12, 1999 in the state of Delaware as a wholly-owned subsidiary of IMOJO, Inc. ("IMOJO" or the "Parent). The Company was formed to provide internet services, offering secure virtual storage and a dynamic MP3 player through one consolidated web-based application and is headquartered in Commack, New York.

   Nature of Operations
   The Company is currently a development-stage company under the provisions of the Financial Accounting Standards Board, Statement of Financial Accounting Standards ("SFAS") No.7. As a development stage company, the Company has substantially completed product research and development at December 31, 2000. The Company continues to devote its efforts on raising capital and marketing its product.

   Fiscal Year-End Change
   The  Company changed its year-end from December 31st to  March
   31st  to  conform  to that of Audiomonster Online,  Inc.  (see
   Note 4). The Company has restated its previously issued financial statements using a March 31st year-end.

   Income Taxes
   Income taxes are provided for based on the liability method of accounting pursuant to SFAS No.109, "Accounting for Income Taxes". Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

   Advertising
   Advertising  expenses are expensed as incurred.   The  Company
   expensed  $8,350 in advertising during the nine  months  ended
   December 31, 2000.

   Product and Website Development Costs
   Product and website development costs consist principally of payroll and related expenses for development, editorial, systems personnel and consultants. Product development costs are generally expensed as incurred.



                                                             F-16
                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                        NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



NOTE 1 - Summary of Significant Accounting Policies, continued

   Product and Website Development Costs, continued
   The Company follows the provisions of Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which requires the capitalization of costs incurred in connection with developing or obtaining software for internal use. The useful life of website development costs is less than one year and accordingly, these costs are expensed as incurred and are included in "Product and website development costs" in the accompanying financial statements.

   Start-Up and Organization Costs
   The Company accounts for start-up costs in accordance with Statement of Position 98-5, "Reporting on the Costs of Start-up Activities" ("SOP 98-5"), issued by the American Institute of Certified Public Accountants. SOP 98-5 requires the cost of start-up activities, including organization costs, to be expensed as incurred.

   Use of Estimates in the Financial Statements
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 - Income Taxes

   The Company has not yet filed its income tax returns for the year ended March 31, 2000, but expects to file its income tax returns on a separate return basis (not consolidated with the Parent). Accordingly, the income tax information presented is that of Lockwave on a separate return basis.

   Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is required if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Management concluded a valuation allowance was appropriate.



                                                             F-16
                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                        NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



NOTE 2 - Income Taxes, continued

   The components of deferred tax assets and liabilities at December 31, 2000 consist of the following:

  Deferred tax assets:
    Net operating loss carryforwards                   $ 71,000
    Less: Valuation Allowance                          (71,000)
                                                      ---------
  Total deferred tax assets                            $     --
                                                      =========


   At  December  31,  2000, the Company has  net  operating  loss
   carryforwards   calculated  on   a   stand-alone   basis,   of
   approximately $227,000 for income tax purposes which expire at various dates through 2020.


NOTE 3 -  Related Party Transactions

   Lockwave shares office facilities, administrative overhead as well as a product development team with the Parent and other wholly-owned subsidiaries of the Parent. Substantially all operating activity is paid by the Parent, initially recorded on the Parent's books and then allocated to the Parent's subsidiaries, including Lockwave. All direct costs are specifically identified and allocated to Lockwave, while all other costs are allocated to Lockwave based on a proportional cost allocation method. All of the amounts allocated to Lockwave have been recorded as contributed capital at
   December 31, 2000. Management believes that the cost allocations are reasonable and approximate the expenses that Lockwave would have incurred had it operated as a stand-alone entity.

   The Parent has allocated expenses for office facilities and administrative expenses, including, but not limited, to rent, utilities, office equipment, professional fees and administrative salaries and related benefits. For the period October 12, 1999 (inception) through December 31, 2000, these expenses amounted to $63,560.

   Additionally, the Parent allocated expenses for product and website development, including, but not limited to, programmer salaries (based on the amount of time specifically devoted to each project) and related benefits, website development costs and web hosting services. For the period October 12, 1999 (inception) through December 31, 2000, these expenses amounted to $164,130.
                                                             F-16
                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                        NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



NOTE 4 - Agreement and Plan Merger

   On  September  25, 2000, as amended on January 24,  2001,  the
   Parent  and  Lockwave entered into an Agreement  and  Plan  of
   Merger  (the  "Agreement")  with  Audiomonster  Online,   Inc.
   ("Audiomonster"), which is a public shell.

   Under  the  terms  of the Agreement, 100% of  the  outstanding common stock of Lockwave was acquired by Audiomonster in exchange for 24,125,000 shares of common stock of
   Audiomonster issued to IMOJO, plus additional cash consideration. As a result, IMOJO owns approximately 65% of the outstanding shares of Audiomonster. This transaction was accounted for as a reverse merger whereby IMOJO was the acquirer of Audiomonster for accounting purposes. The historical financial statements of Audiomonster, prior to the January 24, 2001 transaction, will become those of Lockwave.



                                                             F-16












                  INDEPENDENT AUDITORS' REPORT



To the Board of Directors of
Lockwave, Inc.

We have audited the accompanying balance sheet of Lockwave, Inc. (a development stage company) as of December 31, 1999, and the related statements of operations, changes in stockholder's equity and cash flows for the period from October 12, 1999 (inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lockwave, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the period October 12, 1999 (inception) through December 31, 1999 in conformity with generally accepted accounting principles.

                                        /s/ Marcum & Kliegman llp


December 4, 2000
Woodbury, New York
                                                             F-17

                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                          BALANCE SHEET

                        December 31, 1999


                             ASSETS


CURRENT ASSETS
 Cash                                                                    $4,169
                                                                        -------

TOTAL ASSETS                                                             $4,169
                                                                        =======

                     LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES                                                     $    --
                                                                        -------

TOTAL LIABILITIES                                                            --
                                                                        -------

STOCKHOLDER'S EQUITY
  Common stock, $.01 par value, 10,000 shares
   authorized 1,000 issued and outstanding                $    10
  Additional paid-in capital                               35,083
  Deficit accumulated during the development stage       (30,924)
                                                         --------

TOTAL STOCKHOLDER'S EQUITY                                                4,169
                                                                        -------
TOTAL LIABILITIES AND STOCKHOLDER'S                                     $ 4,169
    EQUITY
                                                                        =======

   The accompanying notes are an integral part of these financial statements.

                                                             F-18
                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                     STATEMENT OF OPERATIONS

 For the Period October 12, 1999 (Inception) through December 31,
                                                             1999




OPERATING REVENUE                                            $     --
-----------------                                           ---------

OPERATING EXPENSES
------------------
 Research and development costs                                17,950
 General and administrative expenses                           12,974
                                                            ---------

TOTAL OPERATING EXPENSE                                        30,924
                                                            ---------

NET LOSS BEFORE INCOME TAXES                                 (30,924)


INCOME TAXES                                                       --
------------                                                ---------

NET LOSS                                                    $(30,924)
                                                            =========

   The accompanying notes are an integral part of these financial statements.

                                                             F-19
                                              LOCKWAVE, INC.
                               (A Development Stage Company)

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

For the Period October 12, 1999 (Inception) through December
                                                    31, 1999

                                                                             Deficit
                                       Common Stock                        Accumulated
                                                 Amount     Additional     During the       Total
                                               Par Value      Paid-In      Development
                                     Shares      $0.01        Capital         Stage

BALANCE-October 12, 1999                  --      $    --        $    --       $     --      $     --
(Inception)

Issuance of common stock               1,000           10             --             --            10

Capital contributions by Parent                        --        35,083              --        35,083

Net loss                                  --          --             --        (30,924)      (30,924)

BALANCE - December 31, 1999            1,000      $    10        $35,083      $(30,924)      $  4,169

        The accompanying notes are an integral part of these
                                       financial statements.

                                                        F-20
                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                     STATEMENT OF CASH FLOWS

For the Period October 12, 1999 (Inception) through December 31,
                              1999


CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                    $(30,924)
  Adjustments to reconcile net loss to
   net cash from operating activities:
  Expenses paid by Parent company                                30,924
                                                              ---------

NET CASH FROM OPERATING ACTIVITIES                                   --


CASH FLOWS FROM FINANCING ACTIVITIES

 Capital contributions                                            4,169
                                                               --------

NET CASH PROVIDED BY FINANCING                                    4,169
 ACTIVITIES
                                                               --------

NET INCREASE IN CASH                                              4,169


CASH - Beginning                                                     --
                                                               --------
CASH - Ending                                                  $  4,169
                                                               ========

   The accompanying notes are an integral part of these financial statements.

                                                             F-21
                                                                  LOCKWAVE, INC.
                                                   (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - Summary of Significant Accounting Policies

   Nature of Business
   Lockwave, Inc. (the "Company") is engaged in the business of internet services, offering secure virtual storage and a dynamic MP3 player through one consolidated web-based application. The Company is a wholly owned subsidiary of IMOJO, Inc. ("IMOJO" or "Parent"). The Company was
   incorporated on October 12, 1999 under the laws of the state of Delaware. The Company is headquartered in Commack, New York.


   Nature of Operations
   The Company is currently a development-stage company under the provisions of the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No.7.


   Income Taxes
   Income taxes are provided for based on the liability method of accounting pursuant to SFAS No.109, "Accounting for Income Taxes". Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.


   Research and Development Costs
   Research and development costs of $17,950, were expensed as incurred during the period October 12, 1999 (inception) through December 31, 1999.


   Use of Estimates in the Financial Statements
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                                                            F-22

                                                                  LOCKWAVE, INC.
                                                   (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS


NOTE 2 - Income Taxes

   Deferred tax assets:

State                                                $2,473
Federal                                               4,639
                                                  ---------
     Total                                            7,112

Less: Valuation Allowance                             7,112
                                                  ---------
     Total deferred tax assets                    $      --
                                                  =========

   The Company has not yet filed its income tax returns for the year ended March 31, 2000, but expects to file its income tax returns on a separate return basis (not consolidated with the Parent). Accordingly, the income tax information presented is that of Lockwave on a separate return basis.

   Deferred tax assets reflect an asset that is available because of operating losses. These assets are available to the Company in future years. A valuation allowance is required if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Management concluded a valuation allowance was appropriate at December 31, 1999 due to operating losses incurred.

NOTE 3 -Related Party Transactions

   Lockwave shares office facilities, administrative overhead as well as a product development team with the Parent and other wholly-owned subsidiaries of the Parent. Substantially all operating activity is paid by the Parent, initially recorded on the Parent's books and then allocated to the Parent's subsidiaries, including Lockwave. All direct costs are specifically identified and allocated to Lockwave, while all other costs are allocated to Lockwave based on a proportional cost allocation method. All of the amounts allocated to Lockwave have been recorded as contributed capital at December 31, 1999. Management believes that the cost allocations are reasonable and approximate the expenses that Lockwave would have incurred had it operated as a stand-alone entity.

   The Parent has allocated expenses for office facilities and administrative expenses, including, but not limited, to rent, utilities, office equipment, professional fees and administrative salaries and related benefits. For the period October 12, 1999 (inception) through December 31, 1999, these expenses amounted to $12,974.

                                                                            F-23
                                                                  LOCKWAVE, INC.
                                                   (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS


NOTE 3 -Related Party Transactions, continued

   Additionally, the Parent allocated expenses for product and website development, including, but not limited to, programmer salaries (based on the amount of time specifically devoted to each project) and related benefits, website development costs and web hosting services. For the period October 12, 1999 (inception) through December 31, 1999, these expenses amounted to $17,950.


NOTE 4 - Subsequent Events

   On September 25, 2000, IMOJO entered into an agreement to sell its shares of the Company to Audiomonster Online, Inc and to merge the Company with
   Audiomonster Online's wholly owned subsidiary AMOL, Inc. It is uncertain whether the transaction will be completed.



                                                                            F-24



     b)   Pro Forma Financial Statements
AudioMonster Online, Inc
PRO FORMA BALANCE SHEET
December 31, 2000 Pro Forma Adjustments


                                                                        to Reflect
                                                                        Acquisition
                             AudioMonste   Lockwave                     as of
                             r Online                                   December
                                                                        31, 2000
                             Inc.          Inc         Combined         Dr               Cr           Pro Forma




ASSETS
Current assets
  Cash and cash                    7,773            -          7,773                                         7,773
equivalents
  Accounts receivable             29,594            -         29,594                                        29,594
  Loan receivable                 40,067            -         40,067                                        40,067

                              ----------    ---------     ----------                                    ----------
    Total current assets          77,434            -         77,434                                        77,434

Property, Plant and                6,698            -          6,698                                         6,698
  equipment, net
Goodwill                                                           -
Intangibles                                                                                                      -
Deposit on investment         13,156,250            -     13,156,250                   1   13,156,250            -

                              ----------    ---------     ----------                                    ----------
    Total assets              13,240,382            -     13,240,382                                        84,132
                              ==========    =========     ==========                                    ==========

  LIABILITIES AND
   SHAREHOLDERS' EQUITY
Current liabilities
  Accounts payable and
   accrued expenses               61,113            -         61,113                                        61,113
Payable on investment          2,750,000            -      2,750,000   1      750,000                    2,000,000


                              ----------    ---------     ----------                                    ----------
Total current liabilities      2,811,113            -      2,811,113                                     2,061,113


                              ----------    ---------     ----------                                    ----------
Total liabilities              2,811,113            -      2,811,113                                     2,061,113
                              ----------    ---------     ----------                                    ----------
Stockholders' equity

Common stock                      20,095           10         20,105   1           10  1       15,000       35,095
                                                                   -
Additional paid-in capital    14,602,058      227,680     14,829,738   1   15,356,194  1      742,070  (1,784,386)
                                                                       1    2,000,000

                                                                   -
Cumulative foreign currency                                                            1
translation adjustment           (4,849)            -        (4,849)                           4,849             -
                                                                   -
Deficit accumulated during                                                             1
the development stage         (4,188,035    (227,690)    (4,415,725)                       4,188,035     (227,690)
                                       )
                              ----------    ---------     ----------                                    ----------
Total stockholders' equity    10,429,269            -     10,429,269                                   (1,976,981)
                              ----------    ---------     ----------                                    ----------
Total liabilities and
stockholders' equity          13,240,382            -     13,240,382                                        84,132
                              ==========    =========     ==========                                     =========

AudioMonster Online, Inc.
Notes to pro forma financial statements
Balance Sheet, December 31, 2000

1) To record the acquisition of Lockwave by Audiomonster Online, Inc. For accounting purposes, the acquisition has been treated as an acquisition of Audiomonster by Lockwave and as a recapitalization of Lockwave.

AudioMonster Online, Inc.
Pro forma Financial Information

Subsequent to December 31, 2000, the registrant completed the acquisition of all of the outstanding stock of Lockwave, Inc.("Lockwave"). For accounting purposes, the acquisition has been treated as an acquisition of the registrant by Lockwave and as a recapitalization of Lockwave. Except for certain insignificant assets, Lockwave will not succeed to any of the registrants facilities, technology, customer base, employees or any other operations.

The pro forma balance sheet presented reflects the historical balance sheets of the registrant and Lockwave as of December 31, 2000. Pro forma adjustments have been made to give effect to the acquisition as if it had occurred as of December 31, 2000.

     c)   Exhibits.

          Number    Description

          2.1       Agreement and Plan of Merger dated
                    September 25, 2000, including
                    exhibits (incorporated by reference
                    to the amended Form 8-K, filed on
                    February 7, 2001).

          2.2       Amendment to Agreement and Plan of
                    Merger dated January 24, 2001
                    (incorporated by reference to the
                    amended Form 8-K, filed on February
                    7, 2001).


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Lockwave Technologies, Inc.



                           By: /s/ Paul S. Steo
                              Paul S. Steo, President



                           Date: April 9, 2001